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                                                                   EXHIBIT 10.47

IMPERIAL BANK
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P.O. Box 92991 . Los Angeles, California 90009 . (310) 417-5600
9920 South La Cienega Blvd. . Inglewood California 90301

December 1,1996


Mr. Arthur H. Sutter
Chairman
Sutter Mortgage Corporation
2140 N. Broadway
Walnut Creek, California 94596

Re: Loan #00718006937/3 $10,000,000.00 Mortgage Warehouse Line of Credit Loan #00718006937/6 $150,000.00 Revolving Line of Credit

Dear Art:

This letter shall hereby amend the Commitment Letter ("Commitment Letter") and Revolving Credit and Collateral Loan Agreement ("Loan Agreement"), dated September 26,1988 and September 6, 1988, respectively, executed by Sutter Mortgage Corporation ("Borrower") and Imperial Bank ("Bank") in connection with the above-referenced lines of credit ("Lines") as follows:

Maturity:                                         November 29, 1997
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All other terms and conditions of the Lines which are not inconsistent with the amended terms contained herein shall remain in full force and effect as presented in the Loan Agreement and Commitment Letter, along with any and all subsequent amendments thereto.

Sincerely,

/s/ PAUL S. NG                          /s/ ARLENE GOULD
Paul S. Ng                              Arlene Gould
Vice President                          Regional Vice President


Accepted:

SUTTER MORTGAGE CORPORATION

By: /s/ RONALD MORCK
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   Ronald Morck, President